UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2020

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On May 18, 2020, Senseonics Holdings, Inc. (the “Company”) announced that the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) will be held on Tuesday, June 30, 2020 at 10:00 a.m. local time. The 2020 Annual Meeting will be a virtual stockholder meeting through which stockholders can listen to the meeting, submit questions and vote online. The 2020 Annual Meeting can be accessed by visiting www.meetingcenter.io/256909857 and entering a the 16-digit control number included in the proxy materials mailed to each stockholder. The record date for determining stockholders entitled to receive notice of, and vote at, the 2020 Annual Meeting is May 15, 2020.

Because the date of the 2020 Annual Meeting is more than 30 days prior to the anniversary date of the Company’s 2019 Annual Meeting of Stockholders, the deadlines for any shareholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s 2019 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2019, are no longer applicable. The Company is hereby providing notice of the revised deadlines for such proposals via this Form 8-K.

In accordance with the rules of the SEC and the Company’s bylaws, any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must have been received by the Corporate Secretary at the Company’s principal executive offices at 20451 Seneca Meadows Parkway, Germantown, MD 20876-7005 on or before the close of business on April 1, 2020.  In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must have complied with the Company’s bylaws and all applicable rules and regulations promulgated by the SEC under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2020	SENSEONICS HOLDINGS, INC.

	By:	/s/ Nick B. Tressler
	Name:	Nick B. Tressler
	Title:	Chief Financial Officer